UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 30, 2013

THUNDER MOUNTAIN GOLD

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5248 W. Chinden, Boise, Idaho	83714
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 208-658-1037

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (3-05)

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Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 30, 2013, the Company’s shareholders approved six proposals at the Annual Meeting. Of the 30,156,049 shares of the Company’s Common Stock outstanding, as of the record date of March 8, 2013, 21,932,291 shares were represented at the Annual Meeting (the “Annual Meeting”). The Company's stockholders voted on the six proposals listed below, which proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting.

At the 2013 Annual Meeting of Shareholders, the shareholders of the Company: (1) elected each of the eight director nominees set forth below to serve one-year terms, expiring at the 2014 Annual Meeting of Shareholders; (2) ratified and approved the Stock Option Plan; (3) ratified and approved the appointment of DeCoria, Maichel & Teague as independent auditors; (4) approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers; (5) approved, on a non-binding advisory basis, the frequency of holding future advisory votes on executive compensation, e.g. 1, 2, or 3 year cycles; and, (6) ratified and approved the Owyhee Gold Trust LLC .

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s Transfer Agent reported the final vote of the shareholders as follows:

Proposal 1: Annual Election of Directors

The voting results for the annual election of directors are as follows:

Name of Candidate
	For	Abstain	Broker Non-Votes
E. James Collord	15,835,035	15,800	6,059,556
Eric T. Jones	15,835,035	15,800	6,059,556
Pete Parsley	15,722,435	69,800	6,059,556
R. Llee Chapman	18,827,535	19,800	6,059,556
Edward D. Fields	14,531,595	1,309,940	6,059,556
Larry D. Kornze	18,823,835	15,800	6,059,556
Douglas J. Glaspey	15,825,535	20,800	6,059,556
Gary D. Babbit	14,531,395	1,309,940	6,059,556

Proposal 2: Ratification and reapproval of the Stock Option Plan

The Company’s shareholders ratified and reapproved the Stock Option Plan. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
15,602,859	230,661	39,215	6,059,556

Proposal 3: Ratification of DeCoria, Maichel & Teague as independent auditors

The Company’s shareholders ratified the appointment of DeCoria, Maichel & Teague as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2012 and December 31, 2013. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
21,444,411	211,178	276,702	-0-

Proposal 4: Advisory Vote on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
15,664,084	135,611	73,040	6,059,556

Proposal 5: Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The Company’s shareholders approved, on an advisory basis, the frequency of holding future advisory votes on executive compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
Advised Yearly Cycle	For	Against	Abstentions	Broker Non-Votes
1 year	4,340,565		6,446,066	6,287,731
2 year	1,961,408		6,446,066	6,287,731
3 year	2,894,281		6,446,066	6,287,731

Proposal 6: Ratification and approval of the Approval of the Owyhee Gold Trust LLC

The Company’s shareholders ratified and approval of Owyhee Gold Trust LLC. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
15,777,645	20,375	74,315	6,059,556

No other items were presented for shareholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THUNDER MOUNTAIN GOLD, INC.

                       (Registrant)

  By: /s/ ERIC T. JONES

  -------------------------------------------------

Eric T. Jones

President and Chief Executive Officer

Date:  June 3, 2013